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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): MAY 28, 2003



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



              1-12733                               41-1746238
     (Commission File Number)          (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events

         On May 28, 2003, the Registrant issued a press release announcing an offering of senior notes. A copy of this press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

         On June 9, 2003, the Registrant issued a press release announcing the pricing of the offered senior notes. A copy of this press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 Press release dated May 28, 2003, Tower Automotive Announces Senior Notes Offering
              99.2 Press release dated June 9, 2003, Tower Automotive Prices $258 Million of Senior Unsecured Notes



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TOWER AUTOMOTIVE, INC.



Date:  June 9, 2003           By:/s/ Ernest T. Thomas
                                -------------------------------------------
                              Name:  Ernest T. Thomas
                              Title:  Chief Financial Officer and Treasurer
                              (Principal Accounting and Financial Officer)